Exhibit 10.6

OFFER TO PURCHASE

This Offer to Purchase Agreement (the “Agreement”) is effective May 21, 2012,

BETWEEN:	Idle Media, Inc. (the “Purchaser”), a company organized and existing under the laws of the Nevada, with its head office located at: 216 South Centre Ave, Leesport, PA 19533

AND:	Marcus Frasier (the “Seller”), an individual with his principal place of living located at: [Address]

PREAMBLE

Idle Media, Inc. hereby offers to purchase from you upon and subject to the terms and conditions herein, the following immoveable property:

216 South Centre Ave, Leesport, PA (hereinafter collectively referred to as the “Property”), as the said Property now subsists, including all equipment, furniture, tools and supplies used in the daily operation and administration of the Property, except to the extent not owned by Seller.

1.            PURCHASE PRICE

The total purchase price for the Property (the “Purchase Price”) shall be the sum of One Hundred Seventy Thousand Dollars ($170,000.00) allocated as to Twenty Thousand Dollars ($20,000.00) for the Land and One Hundred Fifty Thousand ($150,000.00) for the buildings, and payable as follows.

a)	The amount of One Hundred Seventy thousand dollars ($170,000.00) shall be paid by certified check or bank draft at Closing to Vendor.

2.            CLOSING

Subject as herein provided, a Deed of Sale giving effect hereto and containing the standard clauses, representations and warranties and hypothec securing the balance of price, shall be executed before Vendor's NOTARY at his or her offices and the payment referred to above will be made (the “Closing”) on day following the date of delivery by the Purchaser to the Vendor of the Certificate of Location contemplated hereof (the “Closing Date) at such other time and place as may be mutually agreed upon between us.

3.            CONDITIONS PRECEDENT TO CLOSING

This Offer is made subject to the following conditions, each of which is of the essence hereof:

a)	There are no leases, offers to lease, sub-leases or other similar agreements relating to the Property which are currently in force or may come into force prior to the Closing;

b)	There are no hypothecs, charges or other encumbrances on the Property other than the hypothec referred to in subsection (b) hereinabove;

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4.            REPRESENTATIONS AND WARRANTIES

The deed of sale will contain the standard representations and warranties, including without limitations those as to:

(a)	the Seller’s title to the Property;.

5.            RISK

The Property shall remain at Seller’s risk until the Closing.

In no event contemplated by this Section (Risk) shall Idle Media, Inc. have any recourse in damages against Seller.

6.            COSTS

Idle Media, Inc. shall pay the cost of municipal transfer tax on the transfer of the Property. The cost of the Deed of Sale, including, without limitation, all fees and disbursements of Vendor’s notary, registration thereof and authentic copies thereof for the Vendor and the Idle Media, Inc. shall be paid by Idle Media, Inc.

7.            OWNERSHIP, POSSESSION AND ADJUSTMENTS

Idle Media, Inc. shall become owner of the Property and be given vacant possession thereof at the time of Closing. All taxes and utilities shall be adjusted as of the date of the Closing. If at Closing there are any items in respect of which adjustments cannot be finally made until a later date, adjustments in respect of such items shall be made on an estimated basis at Closing and the parties shall exchange written undertakings at the Closing to adjust such items as soon as the requisite information becomes available.

8.            GOVERNING LAW

The agreement resulting from the acceptance of this Offer shall be governed by and shall be construed in accordance with the laws of the Pennsylvania.

9.            ACCEPTANCE

This Offer is open for acceptance. If you wish to accept, please return the enclosed copy to us, signed by you prior to such time.

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed at 216 SOUTH CENTRE AVENUE on the date indicated above.

PURCHASER	SELLER

/s/ Kyle Reilly	/s/ Marcus Frasier
Authorized Signature	Authorized Signature

Kyle Reilly, Secretary	Marcus Frasier, Owner
Print Name and Title	Print Name and Title

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